                                                       EXHIBIT 24

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ J.P. Bolduc
                              -----------------------------------
                              J.P. Bolduc

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-

          Dated this 22nd day of February, 1994.




                              /s/ Wendell F. Bueche
                              -----------------------------------
                              Wendell F. Bueche

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ J.F. Chait
                              -----------------------------------
                              J.F. Chait

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ Glenn A. Francke
                              -----------------------------------
                              Glenn A. Francke

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ G.H. Gunnlaugsson
                              -----------------------------------
                              G.H. Gunnlaugsson

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ Burleigh E. Jacobs
                              -----------------------------------
                              Burleigh E. Jacobs

                  DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ Jack F. Kellner
                              -----------------------------------
                              Jack F. Kellner

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ James F. Kress
                              -----------------------------------
                              James F. Kress

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ Dennis J. Kuester
                              -----------------------------------
                              Dennis J. Kuester

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ Don R. O'Hare
                              -----------------------------------
                              Don R. O'Hare

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ J.A. Puelicher
                              -----------------------------------
                              J.A. Puelicher

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ Stuart W. Tisdale
                              -----------------------------------
                              Stuart W. Tisdale

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to any stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation pursuant to the Agreement and Plan of Merger dated as of September 19, 1993 between Marshall & Ilsley Corporation and Valley Bancorporation, and any and all amendments (including post-effective amendments) and/or supple-ments to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and con-firming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 22nd day of February, 1994.




                              /s/ James O. Wright
                              -----------------------------------
                              James O. Wright